EARNINGS CALL 4th Quarter 2024 January 28, 2025 Q2 20241

2 This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends, including our statements on the slide entitled "Management Outlook." The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company's subsequent Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission; adverse developments in the financial services industry generally such as the bank failures in 2023 and any related impact on depositor behavior; risks related to the sufficiency of liquidity; the potential adverse effects of unusual and infrequently occurring events and any governmental or societal responses thereto; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; the impact on financial markets from geopolitical conflicts such as the wars in Ukraine and the Middle East; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press release to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s press release as of and for the quarter ended December 31, 2024. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-Looking Statements

4th Quarter 2024 | Financial Highlights

Earnings & Profitability		Q4 2024		Q3 2024		Q4 2023
Earnings per Share	$	1.95	$	1.80	$	1.33
Net Income		216.9		199.8		147.9
Net Revenue		838.4		823.1		682.2
Pre-Provision Net Revenue[1]		319.4		285.7		220.3
Net Interest Margin		3.48%		3.61%		3.65%
Efficiency Ratio, Adjusted for Deposit Costs[1]		51.1		52.7		59.1
ROAA		1.04		0.96		0.84
ROTCE[1]		14.6		13.8		11.9
Balance Sheet & Capital						
Total Loans	$	53,676	$	53,346	$	50,297
Total Deposits		66,341		68,040		55,333
CET1 Ratio		11.3%		11.2%		10.8%
TCE Ratio[1]		7.2		7.2		7.3
Tangible Book Value per Share[1]	$	52.27	$	51.98	$	46.72
Asset Quality						
Provision for Credit Losses	$	60.0	$	33.6	$	9.3
Net Loan Charge-Offs		34.1		26.6		8.5
Net Loan Charge-Offs/Avg. Loans		0.25%		0.20%		0.07%
Total Loan ACL/Funded HFI Loans[2]		0.77		0.74		0.73
NPAs[3]/Total Assets		0.65		0.45		0.40

Dollars in millions, except EPS

Q4 2024 Highlights

Net Income
$216.9 million

EPS
$1.95

PPNR[1]
Q4: $319.4 million

ROTCE[1]
14.6%

Loan Growth
Q4: $330 million
6.7% Y-o-Y

Capital
CET1 Ratio: 11.3%
TCE Ratio[1]: 7.2%

Tangible Book Value PER SHARE[1]
$52.27
11.9% Y-o-Y

NPAs[3] / Total Assets
0.65%

Western Alliance Bancorporation®

1) Refer to slide 2 for further discussion of non-GAAP financial measures.
2) Ratio includes an allowance for credit losses of $11.4 million as of December 31, 2024 related to a pool of loans covered under 3 separate credit linked notes.
3) Nonperforming assets includes nonaccrual loans and repossessed assets.

3

Annual Consolidated Financial Results

Dollars in millions, except EPS		2024			2023
Interest Income	$	4,541.1		$	4,035.3
Interest Expense		(1,922.2)			(1,696.4)
Net Interest Income	**$**	**2,618.9**	1	**$**	**2,338.9**
Service Charges and Loan Fees		96.0			101.0
Mortgage Banking Revenue		327.8			295.8
Gains on Securities Sales and FV Adj., Net		24.9			(156.8)
Other		94.5			40.7
Non-Interest Income	**$**	**543.2**	2	**$**	**280.7**
Net Revenue	**$**	**3,162.1**		**$**	**2,619.6**
Salaries and Employee Benefits		(631.1)			(566.3)
Deposit Costs		(693.2)	3		(436.7)
Insurance		(164.8)	4		(190.4)
Gain on Extinguishment of Debt		—	5		52.7
Other		(535.9)			(482.7)
Non-Interest Expense	**$**	**(2,025.0)**		**$**	**(1,623.4)**
Pre-Provision Net Revenue[1]	**$**	**1,137.1**		**$**	**996.2**
Provision for Credit Losses		(145.9)			(62.6)
Pre-Tax Income	**$**	**991.2**		**$**	**933.6**
Income Tax		(203.5)			(211.2)
Net Income	**$**	**787.7**		**$**	**722.4**
Dividends on Preferred Stock		(12.8)			(12.8)
Net Income Available to Common Stockholders	**$**	**774.9**		**$**	**709.6**
Diluted Shares		**109.3**			**108.5**
Earnings Per Share	**$**	**7.09**		**$**	**6.54**

1) Refer to slide 2 for further discussion of non-GAAP financial measures.

2024 Highlights

1 **Net Interest Income increased $280.0 million,** primarily from higher HFI loan and securities balances and a decrease in short-term borrowings

- Partially offset by increased deposit balances and rates

2 **Non-Interest Income increase driven by non-recurring Balance Sheet optimization efforts undertaken in 2023** and improvement in Mortgage Banking Revenue

3 **Deposit Costs increased $256.5 million,** primarily related to an increase in average ECR deposit balances

4 **Insurance Expense decreased $25.6 million,** due to a reduction in FDIC special assessment charges, partially offset by increased FDIC insurance costs from higher insured deposit balances

5 **Gain on Extinguishment of Debt of $52.7 million** in 2023 related to payoff of Credit Linked Notes ("CLNs") and repayment of AmeriHome Senior Notes

Western Alliance Bancorporation®

4

Quarterly Income Statement

		Q4-24		Q3-24		Q4-23
Interest Income	$	1,138.6	$	1,200.0	$	1,039.0
Interest Expense		(472.1)		(503.1)		(447.3)
Net Interest Income	**$**	**666.5** 1	**$**	**696.9**	**$**	**591.7**
Service Charges and Loan Fees		31.7		30.1		28.7
Mortgage Banking Revenue		92.6		58.6		56.9
Gains on Securities Sales and FV Adj., Net		9.6		12.9		(13.5)
Other		38.0		24.6		18.4
Non-Interest Income	**$**	**171.9** 2	**$**	**126.2**	**$**	**90.5**
Net Revenue	**$**	**838.4**	**$**	**823.1**	**$**	**682.2**
Salaries and Employee Benefits		(165.4)		(157.8)		(134.6)
Deposit Costs		(174.5)		(208.0)		(131.0)
Insurance		(36.7)		(35.4)		(108.6)
Other		(142.4)		(136.2)		(87.7)
Non-Interest Expense	**$**	**(519.0)**	**$**	**(537.4)**	**$**	**(461.9)**
Pre-Provision Net Revenue[1]	**$**	**319.4**	**$**	**285.7**	**$**	**220.3**
Provision for Credit Losses		(60.0) 3		(33.6)		(9.3)
Pre-Tax Income	**$**	**259.4**	**$**	**252.1**	**$**	**211.0**
Income Tax		(42.5)		(52.3)		(63.1)
Net Income	**$**	**216.9**	**$**	**199.8**	**$**	**147.9**
Dividends on Preferred Stock		(3.2)		(3.2)		(3.2)
Net Income Available to Common Stockholders	**$**	**213.7**	**$**	**196.6**	**$**	**144.7**
Diluted Shares		**109.6**		**109.5**		**108.7**
Earnings Per Share	**$**	**1.95**	**$**	**1.80**	**$**	**1.33**

Dollars in millions, except EPS

Q4 2024 Highlights

1 **Net Interest Income decreased $30.4 million** primarily from lower yields on interest earning assets

2 **Non-Interest Income increased $45.7 million** primarily driven by the following:

- An increase in Mortgage Banking Revenue:
  - $21.6 million in net gain on loan origination and sale activities
  - $12.4 million in net loan servicing revenue
- Gain on sale revenue driven by CRA loan sales

Mortgage Banking Metrics

- $13.2 billion mortgage loan production in Q4 (76% purchase / 24% refinance), down 2% compared to Q3 and up 31% to Q4-23
- $12.8 billion interest rate lock commitment volume in Q4, down 6% compared to Q3 and up 24% to Q4-23
- Gain on Sale margin[2] of 21 bps in Q4, compared to 20 bps in Q3 and 30 bps in Q4-23
- $61.1 billion in servicing portfolio UPB

3 **Provision for Credit Losses of $60.0 million** due to net charge-offs of $34.1 million and **an incremental qualitative adjustment on the CRE portfolio**

1) Refer to slide 2 for further discussion of non-GAAP financial measures.
2) Gain on Sale margin represents spread as of the interest rate lock commitment date.

Western Alliance Bancorporation®

5

Net Interest Drivers



Securities Portfolio and Yield
4.99%
4.66%
4.87%
4.89%
4.67%
$12.7
$16.1
$17.3
$16.4
$15.1
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Total Investments



Loans and HFI Yield
6.65%
6.77%
6.79%
6.65%
6.34%
$1.4
$50.3
$1.8
$50.7
$2.0
$52.4
$2.3
$53.3
$2.3
$53.7
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
HFI Loans
HFS Loans



Interest Bearing Deposits and Cost
3.56%
3.67%
3.73%
3.76%
3.49%
$40.8
$43.8
$44.7
$43.1
$47.5
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Interest Bearing Deposits



Deposits, Borrowings, and Cost of Liability Funding
2.82%
2.82%
2.79%
2.67%
2.52%
$8.1
$14.5
$40.8
$7.1
$18.4
$43.8
$6.5
$21.5
$44.7
$3.9
$25.0
$43.1
$6.5
$18.8
$47.5
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Interest Bearing Deposits
Non-Interest Bearing Deposits
Total Borrowings

Dollars in billions, unless otherwise indicated

Q4 2024 Highlights

- **Securities Portfolio yields decreased 22 bps,** primarily due to the impact of lower rates on floating rate securities tied to SOFR
- **Loan yields decreased 31 bps** due to the impact of rate cuts on variable rate loans
  - HFI loan spot rate is **8 bps** below Q4 average rate
- **Cost of interest-bearing deposits decreased 27 bps, while total cost of funds decreased 15 bps to 2.52%** due to a reduction in deposit rates
  - **Interest-bearing deposit spot rate is 20 bps below Q4 average rate**, demonstrating improving funding costs now outpacing a moderating decline in loan yields

Western Alliance Bancorporation®

6

7 • Net Interest Income decreased $30.4 million, or 4.4%, primarily due to a lower yields on interest earning assets • NIM decreased 13 bps, driven by lower yields on HFI loans and partially offset by a reduced Interest Cost of Average Earning Assets ("AEA") – Yield on AEA decreased 28 bps to 5.91% due to lower loan yields – Interest Cost of AEA decreased 15 bps to 2.43% due to lower deposit rates • NIM compression entirely offset by drop in ECR- related Deposit Costs – Annualized ECR costs (as a percentage of AEA) decreased 16 bps to 0.87% • AEA declined $489 million, or 0.6%, primarily from lower investment security and cash balances, partially offset by higher HFI and HFS loan balances Net Interest Income and Net Interest Margin $591.7 $598.9 $656.6 $696.9 $666.5 3.65% 3.60% 3.63% 3.61% 3.48% Net Interest Margin Net Interest Income Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 $65.3 $68.0 $73.9 $77.8 $77.3 $49.6 $49.7 $50.8 $52.8 $53.5 $1.8 $2.4 $2.9 $4.3 $4.5$11.3 $12.9 $16.2 $16.5 $15.8$2.6 $3.0 $4.0 $4.2 $3.5 6.37% 6.29% 6.30% 6.19% 5.91% Loans Loans HFS Securities Cash & Other Average Yield Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Average Earning Assets & Average Yield Dollars in millions Dollars in billions Net Interest Income Q4 2024 Highlights 4% 17% 3% 5% 21% 6% 5% 20% 6% 76% 68% 69%

Non-Interest Expenses and Efficiency

Non-Interest Expenses and Efficiency Ratio[1]



66.8%
65.2%
62.3%
64.5%
61.2%
59.1%
57.3%
51.5%
52.7%
51.1%
$461.9
$481.8
$486.8
$537.4
$519.0
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Non-Interest Expenses
Adj. Efficiency Ratio
Efficiency Ratio
FDIC Special Assessment
FDIC Special Assessment:
Q4-23 $66.3
Q1-24 $17.6
Q2-24 ($6.0)
Q3-24 ($2.2)
Q4-24 ($1.0)

Breakdown of Non-Interest Expenses



$131.0
$137.0
$173.7
$208.0
$174.5
$108.6
$58.9
$33.8
$35.4
$36.7
$87.7
$131.0
$126.3
$136.2
$142.4
$134.6
$154.9
$153.0
$157.8
$165.4
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Deposit Costs
Other Operating Expenses
Insurance
Salaries & Employee Benefits

Non-Interest Expenses (Ex. Deposit Costs)

$330.9	$344.8	$313.1	$329.4	$344.5

Dollars in millions

Q4 2024 Highlights

- **Adjusted efficiency ratio[1] (excluding deposit costs) decreased 160 bps to 51.1%**, driven primarily by an increase in non-interest income from increased Mortgage Banking Revenue
  - **Total Non-Interest Expenses (Ex. Deposit Costs) increased $15.1 million to $344.5 million** from higher compensation costs
- Efficiency ratio[1] decreased 330 bps to 61.2% and 560 bps from the same period last year
- **Deposit Costs decreased $33.5 million to $174.5 million** from lower average ECR-related deposit balances and rates
  - Total ECR-related deposit balances of $20.7 billion in Q4-24
  - Average ECR-related deposits of $25.9 billion in Q4-24 compared to $27.8 billion in Q3-24 and $19.9 billion in Q4-23

1) Refer to slide 2 for further discussion of non-GAAP financial measures.

Western Alliance Bancorporation®
8

Interest Rate Sensitivity



Shock Scenario[1]
Ramp Scenario[1]
Net Interest Income
Earnings-at-Risk
4.6%
(3.8)%
3.1%
(3.0)%
0.7%
0.5%
1.1%
(0.6)%
Down 100
Up 100

Q4 2024 Highlights

- A Shock Scenario assumes a static balance sheet and reflects an asset sensitive position on NII and a neutral position on EaR
- A Ramp Scenario assumes a dynamic balance sheet
  - WAL estimates a -100 bps ramp to reduce NII by (3.0%)
- **EaR is interest rate neutral,** with a -100 bps ramp scenario estimated to **reduce earnings[2] by only (0.6%)**
  - The reduction in asset sensitivity from NII to EaR is driven by the estimated **decrease in ECR-related deposit costs and increase in Mortgage Banking Revenue**
- **Of total earning assets, 55% are variable** with 39% repricing to SOFR
- **Variable liabilities represent 82% of total earning assets** and are primarily modeled to changes in Fed Funds
  - Non-Maturity Deposit rates, including ECRs, are estimated to have a 64% beta

Western Alliance Bancorporation®

1) Projected using a simulation model that calculates the difference between a baseline forecast using forward yield curves, compared to forecasted results from either instantaneous, parallel increases in rates ("Shock") or gradual, parallel increases in rates over a 12-month period ("Ramp").
2) Earnings defined as pre-tax net interest income adjusted for rate-sensitive non-interest income and expense accounts.

9

Consolidated Balance Sheet

		Q4-24			Q3-24		Q4-23
Securities and Cash	$	19,191	1	$	18,974	$	14,288
Loans, HFS		2,286			2,327		1,402
Loans, HFI		53,676	2		53,346		50,297
Allowance for Loan Losses		(374)			(357)		(337)
Mortgage Servicing Rights		1,127			1,011		1,124
Goodwill and Intangibles		659			661		669
Other Assets		4,369			4,118		3,302
Total Assets	**$**	**80,934**		**$**	**80,080**	**$**	**70,862**
Deposits	$	66,341	3	$	68,040	$	55,333
Borrowings		5,573	4		2,995		7,230
Qualifying Debt		899			898		895
Other Liabilities		1,414			1,470		1,472
Total Liabilities	**$**	**74,227**		**$**	**73,403**	**$**	**64,784**
Stockholders' Equity		6,707	5		6,677		6,078
Total Liabilities and Equity	**$**	**80,934**		**$**	**80,080**	**$**	**70,862**
Tangible Book Value Per Share[1]	**$**	**52.27**	6	**$**	**51.98**	**$**	**46.72**

Dollars in millions, except per share data

Q4 2024 Highlights

1 **Securities and Cash increased $217 million, or 1.1%, to $19.2 billion** and increased $4.9 billion, or 34.3%, over prior year

2 **Loans, HFI increased $330 million, or 0.6%,** and increased $3.4 billion, or 6.7%, over prior year

3 **Deposits decreased $1.7 billion, or 2.5%, to $66.3 billion** primarily related to seasonality in the Mortgage Warehouse business and increased $11.0 billion, or 19.9%, over prior year

4 **Borrowings increased $2.6 billion** primarily to offset seasonal decline in Mortgage Warehouse deposits

5 **Stockholders' Equity increased $30 million** as a function of net income, partially offset by AOCI losses and dividends

6 **Tangible Book Value/Share[1] increased $0.29, or 0.6%,** and increased $5.55, or 11.9%, over prior year

1) Refer to slide 2 for further discussion of non-GAAP financial measures.

Western Alliance Bancorporation®

10

11 $3.4 Billion Year-over-Year Growth $19.1 $19.7 $21.7 $22.6 $23.1 $1.8 $1.9 $1.9 $1.8 $1.8 $9.7 $9.6 $9.6 $9.8 $9.9 $4.9 $4.8 $4.7 $4.7 $4.5 $14.8 $14.7 $14.5 $14.4 $14.4 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 29.4% 3.6% 19.2% 38.0% 9.7% 26.8% 3.4% 18.4% 43.1% 8.3% Residential & Consumer Construction & Land CRE, Non-Owner Occupied CRE, Owner Occupied Commercial & Industrial $50.3 +$0.9 $50.7 +$0.4 $52.4 +$1.7 $53.3 +$0.9 $53.7 +$0.3 Dollars in billions, unless otherwise indicated Total Loans, HFI Qtr Change Loan Composition Q4 2024 Highlights Increase (Decrease) by Loan Type: (in millions) QoQ YoY C&I $ 577 $ 4,025 CRE, Non-OO 67 218 CRE, OO 8 15 Construction & Land (248) (410) Residential & Consumer (74) (469) Total $ 330 $ 3,379 27.0% 3.4% 18.4% 42.4% 8.9% 4.21% 6.14% 7.42% 6.76% 8.72% Q4-24 Avg. Yields1 Total Yield 6.34% 1) Average yields on loans have been adjusted to a tax equivalent basis. Loan growth from C&I businesses within Regional Banking and Mortgage Warehouse 49% 25% 26% Regional Banking National Business Lines Residential Loan Composition

Deposit Composition

Q4 2024 Highlights

Diversified deposit growth across Regional Banking & Specialty Escrow Services partially offset expected seasonal decline in Mortgage Warehouse

$11.0 Billion Year-over-Year Growth

	Q4-23	Q1-24	Q2-24	Q3-24	Q4-24
Total Deposits	$55.3	$62.2	$66.2	$68.0	$66.3
Qtr Change	*+$1.0*	*+$6.9*	*+$4.0*	*+$1.8*	*$(1.7)*



Q4-24 Avg. Costs
CDs
Savings and MMA
Interest Bearing DDA
Non-Interest Bearing
$10.1 18.3%
$14.8 26.7%
$15.9 28.8%
$14.5 26.2%
$10.7
$16.2
$16.9
$18.4
$10.3
$17.1
$17.3
$21.5
$9.6 14.1%
$19.6 28.8%
$13.8 20.4%
$25.0 36.7%
$10.4 15.7%
$21.2 32.0%
$15.9 23.9%
$18.8 28.4%
4.87%
3.36%
2.77%
N/A
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24

Total Cost 2.26%

Dollars in billions, unless otherwise indicated

As expected, Q4-24 NIB quarterly decline primarily driven by seasonal Mortgage Warehouse deposit outflows of $5.8 billion

Increase (Decrease) by Deposit Type:

(in millions)	QoQ	YoY
Interest-Bearing DDA	$ 2,032	$ (38)
Savings and MMA	1,633	6,417
CDs	755	303
Non-Interest Bearing	(6,119)	4,326
Total	**$ (1,699)**	**$ 11,008**

Deposit Composition



Regional Banking
National Business Lines
Specialty Escrow Svcs[1]
Consumer Digital
Other
10%
9%
12%
34%
35%

- **28% of total deposits are non-interest bearing**
  - Approximately 37% have no ECRs

1) Specialty Escrow Services includes: Business Escrow Services, Corporate Trust, HOA, Juris Banking, and other deposit initiatives

Western Alliance Bancorporation®

12

13 0.95% 1.01% 0.93% 1.05% 1.25% 0.40% 0.53% 0.51% 0.45% 0.65% Classified Assets / Total Assets NPLs + OREO / Total Assets Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 $673 $781 $748 $838 $1,009 $8 $8 $8 $8 $52 $273 $399 $401 $349 $476$392 $374 $339 $481 $481 OREO Non-Performing Loans Classified Accruing Assets Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Dollars in millions Asset Quality RatiosSpecial Mention Loans • Criticized Assets increased $61 million quarterly to $1.4 billion and increased $87 million over prior year – Special Mention Loans decreased $110 million to $392 million (73 bps to Funded Loans) – Total Classified Assets increased $171 million to $1.0 billion (125 bps to Total Assets) • Non-Performing Assets (Non-Performing Loans + OREO) increased $171 million to $528 million (65 bps to Total Assets) – Non-performing loans are supported by 'as-is' valuations • Over the last 10+ years, only ~2% of Special Mention loans have migrated to loss Classified Assets $641 $394 $532 $502 $392 1.27% 0.78% 1.01% 0.94% 0.73% Special Mention Loans SM / Funded Loans Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q4 2024 Highlights Classified Assets Mix 24% 9% 7%2% CRE Investor C&I Resi Construction CRE OO 6% Other 50% Office Asset Quality 2% Hotel

Credit Losses and ACL Ratios



Allowance for Credit Losses
$9
$32
$337
$10
$33
$340
$10
$36
$352
$10
$38
$357
$17
$40
$374
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Loan Losses
HTM and AFS Securities
Unfunded Loan Commits.[1]



Gross Loan Charge-offs and Recoveries
Gross Charge-Offs
Recoveries
$9.3
$10.2
$22.9
$27.8
$34.4
$(0.8)
$(0.4)
$(0.1)
$(1.2)
$(0.3)
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24



Loan ACL Adequacy Ratios[2,3]
135%
94%
97%
113%
87%
0.73%
0.74%
0.74%
0.74%
0.77%
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Total Loan ACL / Funded Loans
Total Loan ACL / Non-Performing Loans

Dollars in millions

Q4 2024 Highlights

- **Provision Expense of $60.0 million,** primarily reflective of net charge-offs and an incremental qualitative adjustment on the CRE portfolio
- **Net Loan Charge-Offs of $34.1 million, 25 bps,** compared to $26.6 million, 20 bps, in Q3
- Total Loan ACL / Funded Loans[3] increased 3 bps to 0.77%
  - **Total Loan ACL / Funded Loans[3] less loans covered by CLNs is 0.92%**
- **18% of loan portfolio is credit protected,** consisting of government guaranteed, CLN protected[4], and cash secured assets

1) Included as a component of other liabilities on the balance sheet.
2) Total Loan ACL includes allowance for unfunded commitments.
3) Ratio includes an allowance for credit losses of $11.4 million as of December 31, 2024 related to a pool of loans covered under 3 separate credit linked notes.
4) As of December 31, 2024, CLNs cover a substantial portion of Residential ($8.6 billion) loans outstanding.

Western Alliance Bancorporation®
14

Key Reserve Level Ratios

Reserve levels enhanced by credit protection and low loss loan categories



Adjusted Total Loan ACL / Funded Loans: Q4-24
0.77%
0.92%
0.15%
0.94%
0.02%
1.08%
0.03% EBOs[3]
0.11% Resi
1.37%
0.29%
Total Loan ACL / Funded Loans 1,2
Loans Covered by CLNs
EFR Loans
Residential Loans
Mortgage Warehouse Loans
1
2
3
4
5

Q4 2024 Highlights

- WAL remains appropriately reserved
- **Total Loan ACL / Funded Loans of 0.77%**
  - CLNs offer credit protection from first losses on covered reference pools in historically low loss loan categories
  - Total Loan ACL / Funded Loans less loans covered by CLNs is 0.92%
  - Total Loan ACL / Funded Loans less loans covered by CLNs and select no-to-low-loss loan categories (EFR, Residential, and Mortgage Warehouse) is 1.37%
    - **>5x historical maximum annual loss rate[4]**
- **Reserves are a multiple of average losses times portfolio duration**
  - Estimated weighted average duration of the loan portfolio is <4 years
  - Adj. total ACL covers >13x historical average annual loss rate[4] x duration

1) Total Loan ACL includes allowance for unfunded commitments.
2) Ratio includes an allowance for credit losses of $11.4 million as of December 31, 2024 related to a pool of loans covered under 3 separate credit linked notes.
3) Early Buyout Loans are government guaranteed.
4) Loss rates are based on the period from Q1-14 to Q3-24.

Western Alliance Bancorporation® | 15

16 Regulatory Capital Levels • Continue to exceed “well-capitalized” levels with CET1 of 11.3% Tangible Common Equity / Tangible Assets1 • TCE/TA remained flat at 7.2% Capital Accretion • CET1 increase quarter-over-quarter reflects continued organic capital generation 10.8% 11.0% 11.0% 11.2% 11.3% 7.3% 6.8% 6.7% 7.2% 7.2% CET1 Ratio TCE/TA Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 1) Refer to slide 2 for further discussion of non-GAAP financial measures 13.7% 14.0% 13.9% 14.1% 14.1% 11.5% 11.7% 11.7% 11.9% 11.9% 8.6% 8.5% 8.0% 7.8% 8.1% Leverage Ratio Tier 1 Ratio Total RBC Ratio Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q4 2024 Highlights Common Capital Levels Capital Accumulation Regulatory Capital Levels 1

17 563% 650% 77% 132% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 MRQ 0x 1x 2x 3x 4x 5x 6x 7x Tangible Book Value per Share1 • TBVPS increased $0.29 to $52.27 from organic earnings – Increased 0.6% quarter-over-quarter, non- annualized – Increased 11.9% year-over-year – 18.8% CAGR since year end 2013 • TBVPS has increased more than 7x that of peers – Quarterly common stock cash dividend of $0.38 per share 1) Refer to slide 2 for further discussion of non-GAAP financial measures. 2) MRQ is Q4-24 for WAL and Q3-24 for peers. Note: Peers consist of the 20 major exchange-traded US banks with total assets between $50 and $250 billion as of September 30, 2024. S&P Global Market Intelligence. Q4 2024 Highlights Tangible Book Value Growth Long-Term Growth in TBV per Share1 WAL Peer Median with Dividends Added Back Peer Median WAL with Dividends Added Back 2

18 Management Outlook Balance Sheet Growth Capital (CET1) Net Interest Income Non-interest Income Non-interest Expense Net Charge-Offs Effective Tax Rate 2024 Baseline 2025 Outlook Loans (HFI): $53.7 bn Deposits: $66.3 bn L (HFI): +$5.0 bn D: +$8.0 bn 11.3% Consistent with Q4-24 level $2.62 bn Up 6% - 8% $543 mm Up 6% - 8% $2.025 bn Down 1% - 6% 18 bps ~ 20 bps ~ 21% ~ 21% NIE (Ex. Deposit Costs) ECR-Related Deposit Costs $1,425 - $1,475 mm $475 - $525 mm $1,332 mm $693 mm

Questions & Answers

Appendix

21 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 1 0 WAL Peer 1 1 Peer 1 2 Peer 1 3 Peer 1 4 Peer 1 5 Peer 1 6 Peer 1 7 Peer 1 8 Peer 1 9 Peer 2 0 Peer 2 1 Peer 2 2 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% Source: S&P Global Market Intelligence. Peers consist of the other 22 major exchange-traded US banks with total assets between $50 and $250 billion as of December 31, 2024 1) As of Q3-24 for peers and Q4-24 for WAL. 10.8%: Median 11.8%: 75th pctl 10.1%: 25th pctl Adjusted CET1 (incl. of AOCI Unrealized Securities Marks & Loan Loss Reserves)1 Fortified Adjusted Capital CET1 capital adjusted for AOCI securities marks & reserves remains solidly above peer median levels Q4 11.0% AL Q3 11.1%

22 Commercial Real Estate Investor Statistics CRE Investor Portfolio (At Origination or Most Recent Appraisal) Note: LTV data assumes all loans are fully funded; based on most recent appraisals or appraisals at origination and utilizing, in most cases, “as stabilized” values for income producing properties. Underwriting Criteria and Mitigating Factors Distribution by LTV • Low LTV & LTC (50% to low 60%) range underwriting in areas minimizes tail risk • Simple capital structure - no junior liens or mezzanine debt permitted within our structures • Majority of CRE Investor (bulk of total CRE) is located in our core footprint states • Early elevation, proactive and comprehensive review of CRE portfolio and re-margin discussions with sponsors where sweep/re-margin provisions have been triggered 25% 26% 23% 15% 6% 5% <=40% 41-50% 51-60% 61-70% 71-80% >80% 42% 24% 8% 6% 6% 5% 2% 1% 1% 1% 4% 47% 67% 56% 41% 39% 34% 62% 41% 25% 46% 57% Outstanding LTV Hotel Offi ce Retail Multif amily Industr ial Tim e Share Medical Senior C are Data Center Mini-S torage Other Low uncovered risk with re-margin provisions • Only $632 million of Multi-Family, concentrated in western regional markets • No exposure to NYC area Multi-Family Limited Multi-Family Exposure $9.9 billion; 18% of Total Loans

Commercial Real Estate Investor: Office

$2.3 Billion; 23% of Total CRE Investor; 4% of Total Loans

Distribution by LTV (At Origination or Most Recent Appraisal)


4%
19%
28%
17%
11%
21%
<=40%
41-50%
51-60%
61-70%
71-80%
>80%

Key MSA Exposures


11%
89%
Suburban
Midtown

Underwriting Criteria and Mitigating Factors

- Primarily **shorter-term bridge loans for repositioning or redevelopment projects**
- **Strong sponsorship** from institutional equity and large regional and national developers
  - All direct relationships generated by WAL
  - Significant up-front cash equity required from sponsors
- **Conservative loan-to-cost underwriting**
  - Average LTV < 55%; Average LTC ~62%
  - No junior debt / mezzanine
- **Largely suburban exposure** in "Work From Home" MSAs
  - Negligible exposure in CBD, 11% in Midtown and **89% in Suburban MSAs**
- **Focused on B+ properties** accompanied by attractive amenities or those in core locations with appropriate business plans to reposition
  - Class A: 62%, Class B: 35%, Class C: 3%
  - 93% of Class B & C exposures have LTVs < 70%
- **Dispersed maturities**
  - 46% to mature in 2025, 31% to mature in 2026 and 23% to mature in 2027+

Western Alliance Bancorporation®

Note: LTV data assumes all loans are fully funded; based on most recent appraisals or, in most cases, appraisals at origination and utilizing "as stabilized" values for income producing properties.

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